Exhibit 10.12

Execution Version

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement, dated as of February 4, 2010 (this “Amendment”), is entered into by and among API TECHNOLOGIES CORP., a Delaware corporation (“Company”), ICARUS INVESTMENT CORPORATION, as Collateral Agent, and the subsidiaries of Company party to the Security Agreement.

BACKGROUND

A. The Holders made a loan to Company in an aggregate principal amount of Twenty Million dollars ($20,000,000.00) (the “Loan”). The Loan is evidenced, governed and secured by (i) those certain Secured Promissory Notes, each dated as of January 20, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Notes”), by Company in favor of the respective holders thereof, (ii) that certain Security Agreement, dated as of January 20, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Company, the other Pledging Parties party thereto, and the Collateral Agent, and (iii) that certain General Security Agreement, dated as of January 20, 2010, by and among the several Canadian subsidiaries of the Company party thereto and Collateral Agent.

B. Each of Company, the Subsidiary Grantors and Collateral Agent wishes to amend the US Security Agreement to release API Defense USA, Inc. and Cryptek USA Corp. from their obligations as Pledging Parties thereunder.

C. The Collateral Agent is authorized to enter into this Amendment.

AGREEMENT

In consideration of the premises and the mutual agreements contained in this Amendment, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Security Agreement.

2. Amendment to Security Agreement. In order to meet requirements of the DSS for security clearance of the facilities operated by API Defense USA, Inc. and Cryptek USA Corp. (collectively, the “Released Parties”), each of the Released Parties is hereby released from its obligations as a Pledging Party under the Security Agreement and any heretofore existing duties or obligations are hereby deemed satisfied in full.

3. Conditions Precedent. This Amendment shall become effective upon the execution and delivery of this Amendment by the Collateral Agent, Company and the other Pledging Parties party to the Security Agreement.

4. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signature shall be treated as original signatures for all purposes under this Amendment.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to choice of law principles of such State.

6. Headings. The headings of the various paragraphs in this Amendment are for convenience of reference only and shall not be deemed to modify or restrict the terms or provisions hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PLEDGING PARTIES:	API TECHNOLOGIES CORP.

	By:	/s/ Stephen Pudles
	Name:	Stephen Pudles
	Title:	Chief Executive Officer

API CRYPTEK, INC.

	By:	/s/ Stephen Pudles
	Name:	Stephen Pudles
	Title:	Chief Executive Officer

CRYPTEK USA CORP.

	By:	/s/ Stephen Pudles for
	Name:	William Anderson
	Title:	President

NATIONAL HYBRID, INC.

	By:	/s/ Stephen Pudles
	Name:	Stephen Pudles
	Title:	Chief Executive Officer

KEYTRONICS, INC.

	By:	/s/ Stephen Pudles
	Name:	Stephen Pudles
	Title:	President

FILTRAN INC.

	By:	/s/ Stephen Pudles
	Name:	Stephen Pudles
	Title:	Vice President

PACE TECHNOLOGY, INC.

By:	/s/ Stephen Pudles
Name:	Stephen Pudles
Title:	Chief Executive Officer

API NANOFABRICATION AND RESEARCH CORPORATION

By:	/s/ Stephen Pudles
Name:	Stephen Pudles
Title:	Vice President

API ELECTRONICS INC.

By:	/s/ Stephen Pudles
Name:	Stephen Pudles
Title:	President

TM SYSTEMS II, INC.

By:	/s/ Stephen Pudles
Name:	Stephen Pudles
Title:	President

API SYSTEMS, INC.

By:	/s/ Stephen Pudles
Name:	Stephen Pudles
Title:	Chief Executive Officer

API DEFENSE, INC.

By:	/s/ Stephen Pudles
Name:	Stephen Pudles
Title:	Chief Executive Officer

API DEFENSE USA, INC.

	By:	/s/ Stephen Pudles
	Name:	Stephen Pudles
	Title:	Chief Executive Officer

COLLATERAL AGENT:	ICARUS INVESTMENT CORPORATION

	By:	/s/ Jason DeZwirek
	Name:	Jason DeZwirek
	Title:	President

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